UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

GLOBAL SERVICES PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)
___________

Delaware	000-51693	20-3303304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Fairview Park Drive Suite 500 Falls Church, Virginia 22042
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 286-3776

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry into Material Definitive Agreement

Agreement and Plan of Reorganization

On January 15, 2008, Global Services Partners Acquisition Corp., a Delaware corporation (“GSPAC”), entered into a Agreement and Plan of Reorganization (the “Reorganization Agreement”) among GSPAC, SouthPeak Interactive Corporation, a Delaware corporation and wholly-owned subsidiary of GSPAC (“SP Holdings”), GSPAC Merger Company, a Delaware corporation and wholly-owned subsidiary of SP Holdings (“Merger Sub”), SouthPeak Interactive LLC, a Virginia limited liability company (“SouthPeak”), and the members of SouthPeak. The Reorganization Agreement provides for the business combination of GSPAC and SouthPeak under the terms described herein and in the Reorganization Agreement attached hereto. SouthPeak is an independent developer and publisher of interactive entertainment software.

Pursuant to the Reorganization Agreement, GSPAC organized SP Holdings for the purpose of combining the businesses currently conducted by GSPAC and SouthPeak. Upon the consummation of the transactions contemplated by the Reorganization Agreement, GSPAC will be merged with a subsidiary of SP Holdings (the “Merger”) and become a wholly-owned subsidiary of SP Holdings. At the effective time of the Merger, each holder of common stock and Class B common stock of GSPAC will receive a like number of shares of common stock of SP Holdings. SP Holdings will assume the outstanding GSPAC warrants, the terms and conditions of which will not change, except that on exercise, they will receive shares of SP Holdings common stock. At the effective time of the Merger, the securities of SP Holdings are expected to be eligible for quotation on the Over-the-Counter bulletin board.

Simultaneously with the effective time of the Merger, the members of SouthPeak will contribute all of the outstanding membership interests of SouthPeak to SP Holdings in exchange for $5.0 million and 5,000,000 shares of SP Holdings common stock (the “Business Combination”). The members of SouthPeak may earn up to an additional 3,000,000 shares of SP Holdings common stock if SP Holdings’ EBITDA for fiscal years 2009 through 2011 or stock price reaches certain targets.

The Reorganization Agreement contains customary representations and warranties by each party thereto and covenants made by SP Holdings related to the filing of a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”) covering securities exchanged for GSPAC’s outstanding securities and the filing of a registration statement relating to the resale of SP Holdings securities held by the founders of GSPAC. The Reorganization Agreement also contains several additional agreements made by each party relating to, among other things, the conduct, and restrictions on the conduct, of their respective businesses pending the closing of the Merger and the Business Combination, claims against GSPAC’s trust account, non-solicitation of other business combination proposals and fees for financial advisory services.

The members of SouthPeak have agreed to provide SP Holdings, GSPAC and SouthPeak customary indemnification from and against any losses arising out of or relating to any inaccuracy or breach of a representation or warranty made by SouthPeak or the members of SouthPeak in or pursuant to the Reorganization Agreement and any breach by SouthPeak or the members of SouthPeak of any covenants or obligations in the Reorganization Agreement. These obligations shall survive the closing of the Merger and the Business Combination until the later of the day after SP Holdings files its annual report on Form 10-K with the SEC for the fiscal year ending June 30, 2009 or the 15 month anniversary of the closing of the Merger and the Business Combination.

At the closing of the Merger and the Business Combination, the SP Holdings will deposit into escrow 600,000 shares of SP Holdings common stock to be issued to the members of SouthPeak in order to secure their indemnification obligations. The indemnification provided by the members of SouthPeak is subject to a $200,000 threshold, which if exceeded, would entitle SP Holdings, GSPAC and SouthPeak to indemnification for the total amount of damages. The aggregate liability for losses that may be incurred by the members of SouthPeak shall not exceed the shares of SP Holdings common stock held in escrow.

The approval of the Reorganization Agreement, and the Merger and Business Combination contemplated thereby, is subject to (i) the affirmative vote of a majority of GSPAC’s outstanding common stock and Class B common stock voting together as a single class and (ii) the affirmative vote of a majority of GSPAC’s outstanding Class B common stock voting as a separate class. The consummation of the Merger and the Business Combination is subject to customary closing conditions. In addition, the consummation of the Business Combination is conditioned upon the approval by GSPAC’s stockholders of certain director nominees to SP Holdings’ board of directors, SP Holdings’ restated charter and SP Holdings’ 2008 Equity Incentive Compensation Plan.

In accordance with GSPAC’s certificate of incorporation, each GSPAC stockholder that holds shares of the Class B common stock issued in GSPAC’s initial public offering or purchased following that offering in the open market has the right to vote against the adoption of the Reorganization Agreement and, at the same time, demand that GSPAC convert that stockholder’s Class B shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of GSPAC’s initial public offering was deposited.  If holders of 1,196,000 or more shares of Class B common stock issued in GSPAC’s initial public offering, an amount equal to 20% of the total number of shares of Class B common stock issued in the initial public offering, vote against the Reorganization Agreement, and the Merger and Business Combination contemplated thereby, and demand conversion of their shares into a pro rata portion of the trust account, then GSPAC will not be able to consummate the Merger and the Business Combination.

The Reorganization Agreement contains customary termination provisions and also may be terminated by either GSPAC or SouthPeak, if without fault of the terminating party, the closing of the Business Combination does not occur on or before April 25, 2008.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by reference to the text of the Reorganization Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Reorganization Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about GSPAC, SP Holdings, Merger Sub, SouthPeak or the members of SouthPeak. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Reorganization Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Reorganization Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Reorganization Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the GSPAC, SP Holdings, Merger Sub, SouthPeak or the members of SouthPeak, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in GSPAC’s public disclosures.

Information Concerning Forward-Looking Statements

Certain statements of expectations, plans and projections with respect to GSPAC, SP Holdings, the Merger and the Business Combination in this filing constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from historical experience and present expectations. These risks and uncertainties include, but are not limited to the risk that stockholder or regulatory approvals required to complete the Merger and the Business Combination are not obtained or that the Merger and the Business Combination may not otherwise be completed. Additional information regarding these and other risks is contained in GSPAC’s filings with the SEC.

Important Additional Information will be Filed with the SEC

Pursuant to the Reorganization Agreement, SP Holdings has filed with the SEC a registration statement on Form S-4, which includes a proxy statement/prospectus for the stockholders of GSPAC. The stockholders of GSPAC are urged to read the registration statement and the proxy statement/prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about GSPAC, SP Holdings, the Merger and the Business Combination. The final proxy statement/prospectus will be mailed to stockholders of GSPAC after the registration statement is declared effective by the SEC.  GSPAC stockholders will be able to obtain the registration statement, the proxy statement/prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from GSPAC by directing a request to: Global Services Partners Acquisition Corp., 3130 Fairview Park Drive, Suite 500, Falls Church, Virginia 22042.

GSPAC, its directors and executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from GSPAC’s stockholders in respect of the Reorganization Agreement, and the Merger and Business Combination contemplated thereby. You can find information about GSPAC’s executive officers and directors in GSPAC’s Annual Report on Form 10-K filed with the SEC on October 29, 2007. You can obtain free copies of GSPAC’s Annual Report on Form 10-K from GSPAC by directing a request to the address previously mentioned. You may also obtain free copies of GSPAC’s Annual Report on Form 10-K at the SEC’s website at the address previously mentioned.

Additional information regarding the interests of such potential participants in the solicitation are included in the proxy statement/prospectus and will be included in other relevant documents filed with the SEC when they become available. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 8.01 Other Events.

On January 16, 2008, GSPAC and SouthPeak issued a joint press release announcing that they had entered into the Reorganization Agreement. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1
Agreement and Plan of Reorganization, dated as of January 15, 2008, among the Registrant, SouthPeak Interactive Corporation, GSPAC Merger Company, SouthPeak Interactive LLC and the members of SouthPeak Interactive, LLC.

99.1	Joint Press Release, dated January 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SERVICES PARTNERS ACQUISITION CORP.

Date: January 22, 2008	By:	/s/ ABHISHEK JAIN
	Name:	Abhishek Jain
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Reorganization, dated as of January 15, 2008, among the Registrant, SouthPeak Interactive Corporation, GSPAC Merger Company, SouthPeak Interactive LLC and the members of SouthPeak Interactive, LLC.

99.1	Joint Press Release, dated January 16, 2008.